EXHIBIT  10.7


                              "HOLD - BACK LETTER"
VX  Technologies,  Inc.
1420  Renaissance  -  Suite  1420
Park  Ridge,  Illinois  60068

Gentlemen:

     This will confirm the agreement of the undersigned with VX Technologies, Inc. (the "Company") with respect to shares that the undersigned acquired as a founder of DFR Associates I, Inc. ("DFR") or as a result of the DFR's acquisition of Spent Lamp Recycling Technology, Inc. The undersigned has been advised of and is aware of the following:

DFR  acquired  all  of  the  shares  of  Spent  Lamp  Recycling
Technologies,  Inc.

DFR was merged with and into Netsitter Corp, which changed its name to "VX Technologies, Inc." and, accordingly, Spent Lamp Recycling Technology is now a wholly owned subsidiary of the Company;

The Company is preparing and intends to shortly file with the Securities and Exchange Commission a Registration Statement on Form SB-2 (the "Registration Statement") which will cover the resale your shares;

To assist in the development of an orderly market of the Company's common stock following the effective date of the Registration Statement and the listing of the Company's common stock on the NASDAQ Bulletin Board (which the Company can not assure will occur), the undersigned agrees that for the first two years after the Company's stock commences trading, the undersigned will not sell any shares unless such sale has been approved by the Company's Board of Directors. A legend may be placed on my shares and the transfer agent may be advised of the foregoing restriction.

    Please include my shares in the Registration Statement as described above.

    Please do not include my shares in the Registration Statement as described above.

     Please note that failure to include your shares in the Registration Statement may result in your never being able to resell your shares under Securities Act Rule 144.

Very  truly  yours,



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Signature(s)                      Print  Name(s)  (and  Title  if Applicable)



Date: